Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On September 11, 2020, Blink Charging Co., (the “Company” or “Blink”) entered into an Ownership Interest Purchase Agreement (the “Agreement”) with Blue Systems USA, Inc. (the “Seller”), and pursuant thereto acquired from the Seller all of the ownership interests of BlueLA Carsharing, LLC (“BlueLA”). The purchase consideration for the acquisition of BlueLA includes: (a) a cash payment of $1.00, which was paid to the Seller at closing, and (b) in the event BlueLA timely amends its carsharing services agreement with the City of Los Angeles, California, a cash payment to the Seller of $1,000,000, payable within three business days after such amendment. The amendment to the carsharing services agreement with the City of Los Angeles must be obtained by BlueLA no later than December 31, 2020, subject to an extension to March 31, 2021 if a representative of the City of Los Angeles indicates to the Company by the December 31, 2020 deadline its approval of the modifications to the carsharing services agreement, as more particularly outlined in the Agreement. The total consideration paid or payable by the Company excludes transaction costs. The Company has agreed to guaranty the performance of the Company’s obligations under the Agreement as an inducement for the Seller to enter into the Agreement.

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2020, and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019, combine the financial statements of the Company and BlueLA giving effect to the transactions described above, as if they had occurred on January 1, 2019 in respect of the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2020, and for the year ended December 31, 2019.

The unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes to the unaudited pro forma condensed combined financial information and:

●	Blink’s condensed consolidated financial statements contained in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020, filed with the Securities and Exchange Commission (“SEC”) on August 13, 2020;

●	Blink’s consolidated financial statements contained in its Annual Report on Form 10-K for the years ended December 31, 2019 and 2018, filed with the SEC on April 2, 2020;

●	BlueLA’s financial statements for the years ended December 31, 2019 and 2018, which are filed as Exhibit 99.1 and incorporated herein by reference;

●	BlueLA’s financial statements for the six months ended June 30, 2020 and 2019, which are filed as Exhibit 99.2 and incorporated herein by reference;

●	the other information contained in or incorporated by reference into this Current Report on Form 8-K.

The consolidated financial statements of the Company and the financial statements of BlueLA were prepared in accordance with U.S. GAAP.

The unaudited pro forma condensed combined financial information has been prepared using the acquisition method of accounting in accordance with Accounting Standards Codification 805 - Business Combinations (“ASC 805”), which requires that one company is designated as the acquirer for accounting purposes. It has been determined that Blink is the accounting acquirer of BlueLA.

The unaudited pro forma adjustments give effect to events that are directly attributable to the transaction and are based on available data and certain assumptions that management believes are factually supportable. In addition, with respect to the unaudited pro forma condensed combined statements of operations, the unaudited pro forma adjustments are expected to have a continuing impact on the combined results.

An unaudited pro forma condensed combined balance sheet as of June 30, 2020 is not required to be included as part of the unaudited pro forma condensed combined financial information as the condensed balance sheet of BlueLA was included within the condensed consolidated balance sheet of Blink as of September 30, 2020 that was included as part of the Quarterly Report on Form 10-Q of the Company that filed with the SEC on November 13 , 2020.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and to aid you in your analysis of the financial aspects of the transactions described above. The unaudited pro forma condensed combined financial information described above has been derived from the historical financial statements of Blink and BlueLA and the related notes, as described above. The unaudited pro forma condensed combined financial information has been conformed to Blink’s accounting policies. Further review may identify additional differences between the accounting policies of Blink and BlueLA. The unaudited pro forma adjustments and the unaudited pro forma condensed combined financial information do not reflect the impact of synergies or post-transaction management actions and are not necessarily indicative of the financial position or results of operations that may have actually occurred had the transactions taken place on the dates noted.

BLINK CHARGING CO. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Six Months Ended June 30, 2020

	Blink	BlueLA
	As Reported	As Reported	Reclassification Adjustments	As Reclassified	Pro Forma Adjustments		Pro Forma Combined
	Note A	Note B	Note B	Note B	Note C
Revenues:
Charging service revenue - company-owned charging stations	$406,874	$-	$-	$-	$-		$406,874
Product sales	2,051,777	-	-	-	-		2,051,777
Network fees	126,830	-	-	-	-		126,830
Warranty	16,479	-	-	-	-		16,479
Grant and rebate	8,491	-	5,600	5,600	-		14,091
Other	261,023	182,366	-	182,366	-		443,389

Total Revenue	2,871,474	182,366	5,600	187,966	-		3,059,440

Cost of revenues:
Cost of charging services - company-owned charging stations	65,488	-	-	-	-		65,488
Host provider fees	113,515	-	-	-	-		113,515
Cost of product sales	1,391,876	-	-	-	-		1,391,876
Network costs	357,622	-	-	-	-		357,622
Car rentals	-	329,517	-	329,517	-		329,517
Warranty and repairs and maintenance	132,643	-	-	-	-		132,643
Depreciation and amortization	87,728	-	-	-	-		87,728
Other	-	-	77,771	77,771	-		77,771

Total Cost of Revenue	2,148,872	329,517	77,771	407,288	-		2,556,160

Gross Profit	722,602	(147,151)	(72,171)	(219,322)	-		503,280

Operating Expenses:
Compensation	4,420,205	-	617,014	617,014	-		5,037,219
Depreciation and amortization	-	664,956	(664,956)	-	-		-
Reversal of provision for risk	-	(754,659)	-	(754,659)	-		(754,659)
Impairment expense	-	-	664,956	664,956	(664,956	)(b)	-
General and administrative expenses	1,316,536	-	190,999	190,999	-		1,507,535
Other operating expenses	1,026,618	1,393,133	(885,784)	507,349	-		1,533,967

Total Operating Expenses	6,763,359	1,303,430	(77,771)	1,225,659	(664,956)		7,324,062

Loss From Operations	(6,040,757)	(1,450,581)	5,600	(1,444,981)	664,956		(6,820,782)

Other Income (Expense):
Interest income, net	21,110	-	-	-	-		21,110
Interest expense	-	(129,824)	-	(129,824)	129,824	(a)	-
Foreign currency exchange gain	-	335	-	335	-		335
Grant income	-	5,600	(5,600)	-	-		-
Gain on settlement of accounts payable, net	19,086	-	-	-	-		19,086
Change in fair value of derivative and other accrued liabilities	(16,039)	-	-	-	-		(16,039)
Other income	25,987	-	-	-	-		25,987

Total Other Income (Expense)	50,144	(123,889)	(5,600)	(129,489)	129,824		50,479

Net Loss	$(5,990,613)	$(1,574,470)	$-	$(1,574,470)	$794,780		$(6,770,303)

Earnings per share:
Basic	$(0.22)						$(0.25)
Diluted	$(0.22)						$(0.25)

Number of common shares outstanding
Basic	27,584,918						27,584,918
Diluted	27,584,918						27,584,918

See notes to the unaudited pro forma condensed combined financial information

BLINK CHARGING CO. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2019

	Blink	BlueLA
	As Reported	As Reported	Reclassification Adjustments	As Reclassified	Pro Forma Adjustments		Pro Forma Combined
	Note A	Note B	Note B	Note B	Note C
Revenues:
Charging service revenue - company-owned charging stations	$1,359,218	$-	$-	$-	$-		$1,359,218
Product sales	856,243	-	-	-	-		856,243
Network fees	301,627	-	-	-	-		301,627
Warranty	52,996	-	-	-	-		52,996
Grant and rebate	22,396	-	27,540	27,540	-		49,936
Other	166,710	577,712	-	577,712	-		744,422

Total Revenue	2,759,190	577,712	27,540	605,252	-		3,364,442

Cost of revenues:
Cost of charging services - company-owned charging stations	151,479	-	-	-	-		151,479
Host provider fees	420,075	-	-	-	-		420,075
Cost of product sales	961,192	-	-	-	-		961,192
Network costs	255,339	-	-	-	-		255,339
Car rentals	-	622,260	-	622,260	-		622,260
Warranty and repairs and maintenance	450,765	-	-	-	-		450,765
Depreciation and amortization	127,929	-	-	-	-		127,929
Other	-	-	150,137	150,137	-		150,137

Total Cost of Revenue	2,366,779	622,260	150,137	772,397	-		3,139,176

Gross Profit	392,411	(44,548)	(122,597)	(167,145)	-		225,266

Operating Expenses:
Compensation	6,750,753	-	1,501,660	1,501,660	-		8,252,413
Operating expenses	-	8,717,807	(8,717,807)	-	-		-
Impairment expense	-	-	4,615,177	4,615,177	(4,615,177	)(b)	-
General and administrative expenses	1,916,817	-	1,303,247	1,303,247	-		3,220,064
Other operating expenses	2,196,784	-	1,150,386	1,150,386	-		3,347,170

Total Operating Expenses	10,864,354	8,717,807	(147,337)	8,570,470	(4,615,177)		14,819,647

Loss From Operations	(10,471,943)	(8,762,355)	24,740	(8,737,615)	4,615,177		(14,594,381)

Other Income (Expense):
Interest income, net	73,158	-	-	-	-		73,158
Interest expense	-	(322,407)	-	(322,407)	322,407	(a)	-
Foreign currency exchange gain	-	13,228	-	13,228	-		13,228
Gain on settlement of debt	310,000	-	-	-	-		310,000
Grant income	-	27,540	(27,540)	-	-		-
Gain on settlement of accounts payable, net	273,667	-	-	-	-		273,667
Change in fair value of derivative and other accrued liabilities	(65,104)	-	-	-	-		(65,104)
Other income	231,722	50,000	-	50,000	-		281,722

Total Other Income (Expense)	823,443	(231,639)	(27,540)	(259,179)	322,407		886,671

Loss Before Provision for Income Taxes	(9,648,500)	(8,993,994)	(2,800)	(8,996,794)	4,937,584		(13,707,710)

Income tax provision	-	(2,800)	2,800	-	-		-

Net Loss	$(9,648,500)	$(8,996,794)	$-	$(8,996,794)	$4,937,584		$(13,707,710)

Earnings per share:
Basic	$(0.37)						$(0.52)
Diluted	$(0.37)						$(0.52)

Number of common shares outstanding
Basic	26,237,486						26,237,486
Diluted	26,237,486						26,237,486

See notes to the unaudited pro forma condensed combined financial information

Pro Forma Adjustments

The following pro forma adjustments give effect to the transactions:

Unaudited Pro Forma Condensed Combined Statement of Operations - For The Six Months Ended June 30, 2020

Note A	Derived from the unaudited interim condensed consolidated financial statements of Blink for the period ended June 30, 2020, as previously filed with the SEC.

Note B

Derived from the unaudited condensed statement of operations of BlueLA for the six months ended June 30, 2020 included elsewhere in this Current Report.

Includes certain reclassification adjustments in order to conform BlueLA’s as reported historical results of operations to Blink’s historical results of operations. The reclassification adjustments had no effect on net loss.

Pro Forma Adjustments:

Note C	(a)	To eliminate the impairment expense associated with BlueLA’s one-time write-down of property and equipment and intangible assets.

	(b)	To eliminate the interest expense associated with BlueLA’s indebtedness due to its parent that was forgiven at the time of the acquisition.

Unaudited Pro Forma Condensed Combined Statement of Operations - For The Year Ended December 31, 2019

Note A	Derived from the consolidated statement of operations of Blink for the year ended December 31, 2019, as previously filed with the SEC.

Note B

Derived from the statement of operations of BlueLA for the year ended December 31, 2019 which is included elsewhere in this Current Report.

Includes certain reclassification adjustments in order to conform BlueLA’s as reported historical results of operations to Blink’s historical results of operations. The reclassification adjustments had no effect on net loss.

Pro Forma Adjustments:

Note C	(a)	To eliminate the impairment expense associated with BlueLA’s one-time write-down of property and equipment and intangible assets.

	(b)	To eliminate the interest expense associated with BlueLA’s indebtedness due to its parent that was forgiven at the time of the acquisition.